Victory Funds

VictoryShares US Discovery Enhanced Volatility Wtd ETF Supplement dated December 9, 2021 to the Prospectus and Summary Prospectus dated November 1, 2021 ("Prospectus")

The following replaces footnote 1 to the Fund Fees and Expenses Table to reflect that the fund excludes Acquired Fund Fees and Expenses from the total annual operating expenses when calculating the amount of any fee waivers and expense reimbursements.

¹Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2022 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as Acquired Fund Fees and Expenses, interest, taxes and brokerage commissions) do not exceed 0.35%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

If you wish to obtain more information, please call the Victory Funds at 866-376-7890 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.